Exhibit 10.4
SUPPLEMENT NO. 1 TO SECURITY AGREEMENT
SUPPLEMENT NO. 1 dated as of August 22, 2019 (this “Supplement”), to the Security Agreement dated as of October 2, 2018 (as amended, restated, supplemented, waived or otherwise modified from time to time, the “Security Agreement”), among Basic Energy Services, Inc., a Delaware corporation (the “Issuer”) and its subsidiaries from time to time party thereto (together with the Issuer collectively being the “Debtors”) and UMB Bank, N.A., in its capacity as collateral agent (in such capacity and any successor in such capacity, the “Collateral Agent”) for the benefit of the holders of the Secured Obligations.
A. Reference is made to (i) the Indenture dated as of October 2, 2018, (as amended, restated, supplemented, waived or otherwise modified from time to time, the “Indenture”), among the Issuer, the other Debtors and UMB Bank, N.A., as trustee (in such capacity, the “Trustee”) and collateral agent and (ii) the First Supplemental Indenture dated as of August 22, 2019 entered into by the undersigned Restricted Subsidiaries (each, a “New Subsidiary” and collectively, the “New Subsidiaries”) as required by Section 3.11 of the Indenture.
B. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Indenture and the Security Agreement as the context requires.
C. The Debtors have entered into the Security Agreement pursuant to the requirements of the Indenture. Section 7.11 of the Security Agreement provides that each Restricted Subsidiary of the Issuer that is required to become a Debtor may become a Debtor under the Security Agreement by execution and delivery of an instrument in the form of a supplement to the Security Agreement. Each of the New Subsidiaries is executing this Supplement in accordance with the requirements of the Indenture to become a Debtor under the Security Agreement as required under the Indenture.
Accordingly, the Collateral Agent and each of the New Subsidiaries agree as follows:
SECTION 1. In accordance with Section 7.11 of the Security Agreement, each New Subsidiary by its signature below becomes a Debtor under the Security Agreement and agrees to be bound by all terms, covenants and conditions thereunder with the same force and effect as if originally named therein as a Debtor and such New Subsidiary hereby (a) agrees to all the terms, covenants and provisions of the Security Agreement applicable to it as a Debtor thereunder and (b) represents and warrants that (i) with respect to representations and warranties made by it under the Security Agreement that are not qualified by materiality, such representations and warranties are true and correct in all material respects, and (ii) with respect to the representations and warranties made by it under the Security Agreement that are qualified by materiality, such representations and warranties are true and correct in all respects, in each case, on and as of the date hereof. In furtherance of the foregoing, each New Subsidiary, as security for the payment and performance in full of the Secured Obligations, does hereby grant to the Collateral Agent, for the benefit of the holders of the Secured Obligations, a security interest in all such New Subsidiary’s right, title and interest in and to the Collateral of such New Subsidiary and expressly assumes all obligations and liabilities of a Debtor under the Security Agreement. Each reference to a “Debtor” or “Debtors” in the Security Agreement shall be deemed to include the New Subsidiaries. The Security Agreement is hereby incorporated herein by reference.
SECTION 2. Each New Subsidiary represents and warrants to the Collateral Agent and the holders of the Secured Obligations that this Supplement has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, subject to (i) the effects of bankruptcy, insolvency, moratorium, reorganization, fraudulent conveyance or other similar laws affecting creditors’ rights generally, (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law) and (iii) implied covenants of good faith and fair dealing.
SECTION 3. This Supplement may be executed in two or more counterparts, each of which shall constitute an original but all of which when taken together shall constitute but one contract. This Supplement shall become effective when (a) the Collateral Agent shall have received a counterpart of this Supplement that bears the signature of each of the New Subsidiaries and (b) the Collateral Agent has executed a counterpart hereof. The exchange of copies of this Supplement and of signature pages thereof by facsimile or PDF transmission shall constitute effective execution and delivery of this instrument as to the parties hereto and may be used in lieu of the original instrument for all purposes. Signatures of the parties hereto transmitted by facsimile or PDF shall be deemed to be their original signatures for all purposes.
SECTION 4. Each New Subsidiary hereby represents and warrants that (a) set forth on Schedule I attached hereto, and hereby added to Schedule 3.3(a) to the Security Agreement, is such New Subsidiary’s jurisdiction of organization, type of legal entity, organizational identification number from the jurisdiction of organization (if any), and the location of such New Subsidiary’s chief executive office or sole place of business or principal residence, as the case may be, as of the date hereof, (b) Schedule II attached hereto, and hereby added to Schedule 3.3(b) to the Security Agreement, is the address of such New Subsidiary, as of the date hereof, where all notices, requests and demands made in writing shall be delivered, (c) set forth on Schedule III attached hereto, and hereby added to Schedule 3.4 to the Security Agreement, is a true and correct schedule of all Commercial Tort Claims, all Patents, Trademarks or Copyrights, all Intellectual Property that is registered or for which an application has been filed in the United States Patent and Trademark Office or the United States Copyright Office and all vessels or aircraft of such New Subsidiary as of the date hereof, (d) such New Subsidiary is the legal and beneficial owner of the Pledged Equity set forth on Schedule IV attached hereto and hereby added to Schedule 3.5(a) to the Security Agreement, and except as set forth on Schedule IV and hereby added to Schedule 3.5(a) to the Security Agreement, on the date hereof, the Pledged Equity constitutes all of the issued and outstanding shares of stock or other equity interests of each of the respective issuers thereof and no such issuer has any obligation to issue any additional shares of stock or other equity interests or rights or options thereto, (e) Schedule V attached hereto, and hereby added to Schedule 3.5(c) to the Security Agreement, is a list of all of the Instruments issued to or held by such New Subsidiary as of the date hereof, and (f) set forth on Schedule VI attached hereto, and hereby added to Schedule 3.6 to the Security Agreement, is a true and complete list of all Intellectual Property necessary for the conduct of such New Subsidiary’s business as currently conducted that is owned by such New Subsidiary in its own name on the date hereof by such New Subsidiary, such Intellectual Property is valid, subsisting, unexpired and enforceable, has not been abandoned and does not infringe the intellectual property rights of any other Person in any material respect, and except as set forth on Schedule VI, and hereby added to Schedule 3.6 to the Security Agreement, none of such Intellectual Property is the subject of any licensing or franchise agreement pursuant to which such New Subsidiary is the licensor or franchisor.
SECTION 5. Except as expressly supplemented hereby, the Security Agreement shall remain in full force and effect.
SECTION 6. THIS SUPPLEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS SUPPLEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.
SECTION 7. In the event any one or more of the provisions contained in this Supplement should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and in the Security Agreement shall not in any way be affected or impaired thereby. The parties shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.
SECTION 8. All communications and notices hereunder shall be in writing and given as provided in Section 7.02 of the Security Agreement.
[Signature Page Follows]

IN WITNESS WHEREOF, each New Subsidiary and the Collateral Agent have duly executed this Supplement to the Security Agreement as the day and year first above written.
NEW SUBSIDIARIES:

AGUA LIBRE HOLDCO LLC, as a Debtor
BY: /s/David S. Schorlemer
NAME: David S. Schorlemer
Title: Chief Financial Officer

AGUA LIBRE ASSET CO LLC, as a Debtor
BY: /s/David S. Schorlemer
NAME: David S. Schorlemer
Title: Chief Financial Officer

AGUA LIBRE MIDSTREAM LLC, as a Debtor
BY: /s/David S. Schorlemer
NAME: David S. Schorlemer
Title: Chief Financial Officer

UMB Bank, N.A., as a Collateral Agent
BY: /s/Shazia Flores
NAME: Shazia Flores
Title: Vice President

SCHEDULE I
ORGANIZATION & LOCATION INFORMATION

Debtor	Jurisdiction & Type of Organization	Organizational ID#	Chief Executive Office, Sole Place of Business or Principal Residence
Agua Libre Holdco LLC	Delaware limited liability company	7461954	801 Cherry Street, Suite 2100, Fort Worth, TX 76102
Agua Libre Asset Co LLC	Delaware limited liability company	7461956	801 Cherry Street, Suite 2100, Fort Worth, TX 76102
Agua Libre Midstream LLC	Delaware limited liability company	7461947	801 Cherry Street, Suite 2100, Fort Worth, TX 76102

SCHEDULE II
NOTICE INFORMATION

Debtor	Notice Information
Agua Libre Holdco LLC	801 Cherry Street, Suite 2100, Fort Worth, TX 76102 Attention: T.M."Roe" Patterson
Agua Libre Asset Co LLC	Telephone: (432) 620-5500 Telecopier: (432) 620-5501
Agua Libre Midstream LLC	Electronic Mail: Roe.Patterson@basicenergyservices.com

SCHEDULE III
CERTAIN COLLATERAL

PATENTS/TRADEMARKS
Schedule VI to this Supplement is incorporated herein as if fully set forth herein.

SCHEDULE IV
PLEDGED EQUITY

Pledgor	Pledged Entity	Certificate #	Number & Type of Shares	Percentage of Shares
Agua Libre Holdco LLC	Agua Libre Asset Co LLC	*	Membership interest	100%
Agua Libre Holdco LLC	Agua Libre Midstream LLC	*	Membership interest	100%
Basic Energy Services, L.P.	Agua Libre Holdco LLC	*	Membership interest	100%

*The membership interest in each of the entities are not currently represented by certificates issues to the membership interest owner

SCHEDULE V
INSTRUMENTS

[None.]

SCHEDULE VI
INTELLECTUAL PROPERTY

Copyrights: None.

Copyright Licenses: None.

Trademarks: None.

Trademark Licenses: None.

Patents: None.

Patent Licenses: None.